              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.  20549
                            FORM 8-K

                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  November 5,
1999

                        MW MEDICAL, INC.
                  ---------------------------
   (Exact name of registrant as specified in its charter)

NEVADA             001-14297                   86-0907471
------             ---------                   ----------
(State or other    (Commission File Number)    (IRS Employer
jurisdiction of                                Identification Number)
incorporation)

6955 E. Caballo Drive
Paradise Valley, Arizona                       85253
------------------------                       ----------
(Address of principal executive offices)       (Zip Code)

Registrants telephone number, including area code  (602) 483-8700
                                                   --------------

-------------------------------                ----------
(Former name or former address,                (Zip Code)
if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1)	Smith & Company, MW's principal independent accountants, were dismissed as of November 5, 1999.

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(2)	Smith & Company's independent auditor's report for December
31, 1998 was unqualified. Their report for December 31, 1997 contained a going concern paragraph.

(3)	The decision to change accountants was approved by the board of directors.

(4)	There were no disagreements with Smith & Company on any
matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which, if not resolved to the satisfaction of Smith & Company would have caused it to make reference to the subject matter of the disagreement in connection with its report during MW's two most recent fiscal years and any subsequent interim period preceding this dismissal.

(5)	None of the listed events in Item 304 of Regulation S-K
occurred within MW's two most recent fiscal years and any subsequent interim period preceding Smith & Company's dismissal.

Exhibit No.       Description
-----------       -----------
1                 Letter from Smith & Company

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     None

ITEM 8.  CHANGE IN FISCAL YEAR

     None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MW MEDICAL, INC.


\s\ Jan Wallace
----------------------------------------------
Jan Wallace, President

Date:           November 9, 1999